Exhibit 10.8

COMMITMENT AND ACCEPTANCE

This Commitment and Acceptance (this “Commitment and Acceptance”) dated as of February 3, 2006, is entered into among the parties listed on the signature pages hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

Reference is made to that certain Amended and Restated Credit Agreement dated April 22, 2005 by and among M/I Homes, Inc., JPMorgan Chase Bank, N.A., as Agent, and the Lenders party thereto (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).

Pursuant to subsection 2.6(b) of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitment from $725,000,000 to $735,000,000. Such increase in the Aggregate Commitment is to become effective on February 3, 2006 (the “Increase Date”). In connection with such requested increase in the Aggregate Commitment, Borrower, Agent and AmSouth Bank (“Accepting Lender”) hereby agree as follows:

1. ACCEPTING LENDER’S COMMITMENT. Effective as of the Increase Date, the Commitment of Accepting Lender under the Credit Agreement shall be increased from $25,000,000 to the amount set forth opposite Accepting Lender’s name on the signature page hereof.

2. REPRESENTATIONS AND AGREEMENTS OF ACCEPTING LENDER. Accepting Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Commitment and Acceptance and to consummate the transactions contemplated hereby.

3. REPRESENTATIONS OF BORROWER. Borrower hereby represents and warrants that, as of the date hereof and as of the Increase Date, (a) no event or condition shall have occurred and then be continuing which constitutes a Default or Event of Default and (b) the representations and warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects (except to the extent any such representation or warranty is stated to relate solely to an earlier date).

4. GOVERNING LAW. This Commitment and Acceptance shall be governed by the internal laws (including §735ILCS 105/5-1 et seq., but otherwise without regard to principles of conflict of law) of the State of Illinois but giving effect to federal laws applicable to national banks.

IN WITNESS WHEREOF, the parties hereto have executed this Commitment and Acceptance by their duly authorized officers as of the date first above written.

M/I HOMES, INC.
By: ____________________________________
Name: __________________________________
Title: ___________________________________

JPMORGAN CHASE BANK, N.A. as Agent
By: ____________________________________
Name: __________________________________
Title: ___________________________________

$35,000,000	AMSOUTH BANK
By: ____________________________________
Name: __________________________________
Title: ___________________________________